As filed with the Securities and Exchange Commission on January 10, 2001

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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (date of earliest event reported): January 8, 2001


                         METROMEDIA FIBER NETWORK, INC.
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             (Exact name of registrant as specified in its charter)


         DELAWARE                  000-23269                11-3168327
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(State or other jurisdiction of   (Commission File          (IRS Employer
         incorporation)              Number)                Identification No.)


360 HAMILTON AVENUE, WHITE PLAINS, NEW YORK                 10601
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(Address of principal executive offices)                    (Zip Code)


       Registrant's telephone number, including area code: (914) 421-6700
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                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)


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ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

                  (c)      Exhibits

                           (1)      Press Release dated January 8, 2001





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                                   SIGNATURES
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                  Pursuant to the requirements of the Securities Exchange Act of
1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   METROMEDIA FIBER NETWORK, INC.


                                   By:  /s/  Silvia Kessel
                                        ---------------------------------------
                                        Name:     Silvia Kessel
                                        Title:    Executive Vice President


Date: January 10, 2001





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                                  EXHIBIT INDEX
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      EXHIBIT
        NO.                        DOCUMENT
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         1        Press Release dated January 8, 2001







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